Exhibit (10) (D)

TAX ALLOCATION AGREEMENT

THIS AGREEMENT entered into as of January1, 1998 by and among TIAA Board of Overseers, a not -for-profit corporation formed under Chapter 880 of the Laws of the State of New York of 1937, as amended on November 17, 1989 (“Board of Overseers”), Teachers Insurance and Annuity Association of America, a stock life insurance company formed under the laws of the State of New York (“TlAA”), and the direct and indirect subsidiaries of TIAA listed on Schedule A hereto (each, a “Subsidiary” and collectively the “Subsidiaries”).

WITNESSETH

WHEREAS, Board of Overseers is the common parent of an affiliated group of corporations (the “Group”) as defined in section 1504(a) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”); and

WHEREAS, the Group intends to elect, pursuant to Section I504(c) of the Code and Section 4003(g) of the Tax and Trade Relief Extension Act of 1998, to file “life/non life” consolidated federal income tax returns under section 1501 of the Code (each a “Consolidated Return”) for all tax years beginning on or after January 1,1998, so that the federal income tax liability of the Group is determined under section 1502 of the Code and the Regulations thereunder by consolidating the income, expenses, gains, losses and credits of all of the members of the Group; and

WHEREAS, Board of Overseers, TIAA and each of the Subsidiaries wish to enter into this Agreement to set forth their understanding as to certain matters pertaining to their federal income tax liabilities;

NOW, THEREFORE, Board of Overseers, TlAA and each of the Subsidiaries agree as follows:

1. Definitions. For purposes of this Agreement:

(a) “AMT Liability” has the meaning set forth in Section 4 below.

(b) “Consolidated Return” has the meaning set forth in the Recitals above.

(c) “Consolidated Return Year” means any taxable year or period beginning on or after January 1, 1998 for which a Consolidated Return is filed which includes TIAA and any one or more of the Subsidiaries.

(d) “Consolidated Subsidiary” means, for any Consolidated Return Year , a Subsidiary that is eligible, within the meaning of Section 1504 of the Code, to be included in a Consolidated Return which includes TIAA.

(e) “Group” means Board of Overseers, TIAA and each of the Consolidated Subsidiaries.

(f) “IRS” means the U.S. Internal Revenue Service.

(g) “Regulations” mean the regulations issued by the Secretary of the Treasury interpreting the Code.

(h) “Revised Separate Return” has the meaning set forth in Section 9 below.

(i) “Return Date” means each date upon which the Group shall file its federal income tax return.

(j) “Separate Return” has the meaning set forth in Section 3 below.

(k) “Tax Benefit” means any item of loss, deduction or tax creditor or any similar item which generally reduces taxable income or taxes payable.

(l) “Terminating Party” has the meaning set forth in Section 15 below.

(m) “Termination” has the meaning set forth in Section 15 below.

2. Consent to File Consolidated Returns. TlAA shall prepare, and Board of Overseers shall execute and file, all Consolidated Returns that are required to be filed with respect to the Group for all taxable periods or portions thereof beginning on or after January 1, 1998. Each such return shall include all tax items of Board of Overseers, TIAA and each Consolidated Subsidiary. TIAA and each Consolidated Subsidiary shall execute its consent to be included in such Consolidated Return on any form as may be prescribed for such consent, and each Consolidated Subsidiary shall furnish to TIAA such other information as may be necessary or appropriate to evidence such consent or enable TIAA to prepare and Board of Overseers to file any such return.

3. Determination of Tax Liability. Promptly after the close of each Consolidated Return Year, TlAA shall prepare and furnish to each Consolidated Subsidiary a pro forma federal income tax return reflecting all of the Tax Items of such Subsidiary for such Consolidated Return Year (a “Separate Return”), computed as described below. The Separate Returns shall be prepared as if each member of the Group had filed its federal income tax return on a stand-alone basis and not as a member of a consolidated group, for each Consolidated Return Year, subject to the following modifications:

(i) all tax elections, methods and conventions shall be consistent with the elections, methods and conventions employed by TIAA in computing the consolidated federal income tax liability of the Group for such year;

(ii) for each Consolidated Return Year, the Separate Return for each Subsidiary shall be computed by applying the rules set forth in section 1.1502-12 of the Regulations; and

(iii) each Subsidiary's Separate Return shall be prepared without taking into account any carryforwards of Tax Benefits for which such Subsidiary has previously been compensated pursuant to Section 6 or 7 below.

4. Alternative Minimum Tax. Notwithstanding the provisions of Section 3, for any Consolidated Return Year with respect to which the Group is required to pay federal alternative minimum tax pursuant to section 55 of the Code, the Separate Return of each Consolidated Subsidiary shall be treated for all purposes of this Agreement as showing as due, in addition to any regular tax determined under Section, an amount of tax that equals the Subsidiary’s share of the excess of the Group’s “tentative minimum tax” for such year over the Group’s “regular tax” for such year, as computed pursuant to section 55(a), et seq. of the Code and the regulations promulgated thereunder (“AMT Liability”) (together, as appropriate, with payments of estimated tax and interest, at the rate charged by the IRS on deficiencies, and any estimated tax and interest, at the rate charged by the IRS on deficiencies, and any penalties, additions to tax, or additional amounts imposed by the IRS.) A Subsidiary’s share is the amount of AMT Liability that bears the same ratio to the AMT Liability of the Group as the Subsidiary’s alternative minimum taxable income bears to the aggregate alternative minimum taxable income of all members of the Group, in each case determined on a separate return basis.

5. Tax Payments by Subsidiaries to TIAA. For each Consolidated Return Year, each Consolidated Subsidiary shall pay to TIAA an amount equal to the federal income payments (including payments of estimated tax and interest at the rate charged by the IRS on deficiencies, and penalties and additions to tax, and additional amounts imposed under the Code) that such Subsidiary would be obliged to pay the Federal Government if such subsidiary filed a Separate Return prepared in accordance with Section 3. Such payments shall be made on or before the date on which such payments would be due to the Federal Government if Separate Returns had been filed. The amount of any payments of estimated tax required to be paid by each Subsidiary on any payment date shall be computed by TlAA in a manner consistent with Section 3. In the event of any overpayment of estimated taxes by a Subsidiary, appropriate payments shall be made to correct such overpayments within 30 days after the Return Date for the Consolidated Return Year.

6. Payments by TIAA to Subsidiaries. For each Consolidated Return Year, TIAA shall pay each Consolidated Subsidiary an amount equal to the reduction in the federal income tax liability of the Group, if any, resulting from the use in any taxable year of Tax Benefits attributable to such Subsidiary, other than Tax

Benefits taken into account in determining the Separate Return liability of such Subsidiary for such year, pursuant to Section 3. Such payments shall be made within 30 days after the Return Date for such taxable year.

7. Determination of Refund. In the event that the Group is entitled to a refund of federal income taxes paid for any Consolidated Return Year as a result of the carryback of Tax Benefits generated by any Subsidiary, TIAA shall pay to the Subsidiary the amount of such refund, upon the Group’s receipt of such amount from the IRS as a result of the filing of a Group Refund Claim. For purposes of this Agreement, the receipt of a refund shall be deemed to include any offset by the IRS against a federal income tax payment otherwise due from the Group. Board of Overseers shall provide TIAA or its representative with powers of attorney or other documents that are necessary or appropriate to enable TIAA to pursue such Group Refund Claim with the IRS whether administratively or by court action and each Subsidiary shall cooperate by way of furnishing all records, documents and making available personnel as necessary to the pursuit of such Group Refund Claim. In the event that the Group shall receive a payment of interest from the IRS with respect to a Group Refund Claim. TIAA shall pay such interest to the appropriate Subsidiary to the extent that such interest is attributable to Tax Benefits generated by such Subsidiary.

8. Apportionment of Tax Benefits. In the event that, for any Consolidated Return Year, (a) more than one member of the Group shall have generated any Tax Benefit that may result in a reduction of federal income taxes payable with respect to the Group, or may result in a Group Refund Claim, and (b) the aggregate reduction in the Group’s federal income tax liability or refund of prior period taxes that would result from the use of all such Tax Benefits exceeds the actual reduction in liability or refund that is in fact available to the Group, then the actual reduction in liability or refund available to the Group shall, for purposes of this Agreement, be treated as arising ratably from the Tax Benefit generated by each Member. Each member’s share is the amount of reduction or refund that bears the me same ratio to the total reduction or refund available to the Group as the value of the Member’s Tax Benefit bears to the aggregate value of the Tax Benefits generated by each member of the Group.

9. Disputes With the IRS: Treatment of Resulting Additional Liability. In the event of a dispute with the IRS concerning the amount of tax liability of the Group, Board of Overseers shall provide to TIAA and its representatives powers of attorney or such other documents that are necessary or appropriate to enable TIAA to pursue such dispute either administratively or by court action in such manner including, without limitations, through deferral, compromise or settlement as TIAA, in its sole discretion, shall determine. Board of Overseers and each Subsidiary shall cooperate by way of furnishing all records and documents and by making available personnel to the pursuit of such controversy. In the event that adjustments are made to the reported income or tax liability of any member of the Group in connection with such controversy, TIAA shall prepare a revised computation of (i) each Subsidiary’s separate federal income tax liability for each Consolidated Return Year affected by such adjustment, computed in accordance with Section 3 (“Revised Separate Return”); (ii) any amount then or previously payable to any Subsidiary pursuant to Section 6 or 7 in either case based on the law and facts as determined by the IRS or the courts in connection with such controversy. Each Subsidiary shall pay to TIAA the sum of (w) any excess of such Subsidiary’s separate federal income tax liability as reflected on the Revised Separate Return for each Consolidated Return Year over the tax shown on the Separate Return previously prepared with respect to such year plus (x) the excess of any amount previously paid to such Subsidiary pursuant to Sections 6 and 7 with respect to any Consolidated Return Year over the recalculated amount payable with respect to such year. TIAA shall pay to each Subsidiary the sum of (y) the excess of such Subsidiary's separate federal income tax liability as shown on the Separate Return previously prepared with respect to any consolidated return year over the tax shown as due on the Revised Separate Return, plus (z) any additional amount due to such Subsidiary pursuant to Sections 6 and 7 as a result of are calculation pursuant to this Section 9. In the event that the Group is required to pay any interest, penalties or additions to tax in connection with such controversy, or the Group receives any payment of interest from the IRS in respect of any such controversy, such amount shall be allocated equitably among the members of the Group, as determined by TIAA in its discretion, in light of the nature of the adjustments giving rise to such amounts. In the event that further litigation occurs after the payment of such additional tax liability and there solution thereof results in any additional tax liability or refund of amounts previously paid, appropriate adjustment of amounts payable pursuant to this Section 8 shall be made between TIAA and the appropriate Subsidiary. Any dispute between TIAA and any Subsidiary not resolved as provided above concerning any additional tax liability, refund or other amount payable shall he resolved by a nationally recognized public accounting firm selected by the parties, whose fees and expenses shall be borne equally by TIAA and the Subsidiary which is party to such dispute.

10. Deconsolidation. If any Consolidated Subsidiary shall cease to be eligible for inclusion in the Consolidated Return filed by the Group, and pursuant to Treas. Reg. section 1.1502-79 or any comparable provision of law, such Subsidiary is able to carry forward to a subsequent separate return year any Tax Benefit for which such Subsidiary shall have previously received payment from TIAA pursuant to Section 6, 7 or 9 of this Agreement, then such Subsidiary shall pay to TIAA an amount equal to the reduction in the tax liability of the Subsidiary, or any consolidated group of which such Subsidiary shall become a member, that is attributable to the availability of such Tax Benefit carryforward. Any payment under this paragraph shall be made within 30 days after the filing of the federal income tax return which reflects the use of such Tax Benefit.

If any consolidated subsidiary shall cease to be a member of the Group and thereafter shall earn a tax attribute which must be carried back to a taxable year subject to the provisions of this Agreement, it shall furnish to TIAA any and all data relating to the tax attribute and necessary for the preparation by TIAA of a Group Refund Claim. TIAA shall prepare such Group Refund Claim. Board of Overseers shall provide to TIAA and its representatives powers of attorney or other documents that are necessary or appropriate to enable TIAA or its representatives to pursue such Group Refund Claim with the IRS either administratively or by court action, and TIAA shall take appropriate action to file such Group Refund Claim with the IRS. Each Subsidiary shall cooperate by way of furnishing all records and documents and by making available personnel necessary to the pursuit of such Group Refund Claim. Upon the receipt by TIAA of any refund relating to such Group Refund Claim, TIAA shall pay to the appropriate Subsidiary the lesser of (a) the reduction of the Group tax liability as a result of the Tax Benefit originating with such Subsidiary or (b) the amount of refund such Subsidiary would have received if it had filed separate tax returns for all Consolidated Return Years, based upon the law and facts as finally determined in connection with such Group Refund Claim. The cost of pursuing such refund claim shall be allocated equitably among the Group members and former Group members, as determined by TIAA in its discretion, in light of the amount of the benefit received by each member and former member.

11. Payment of Group Tax. TIAA shall pay to Board of Overseers the amount of all amounts of actual or estimated federal income taxes owed by the Group and Board of Overseers shall pay such amounts to the IRS. Board of Overseers shall pay to TIAA any refunds of federal income taxes owed to the Group. Provided that each Subsidiary shall have paid to TIAA the amounts required to be paid by such Subsidiary to TIAA pursuant to this agreement, TIAA shall hold such Subsidiary harmless from any claims by the IRS in connection with the Group's federal income tax liability for any Consolidated Return Year.

12. Earnings and Profits. For purposes of determining the earnings and profits of each member, the Group shall elect to allocate the tax liability of the Group among the members of the Group in accordance with the method prescribed in section 1552(a)(2) of the Code and sections 1.1552-1(a)(2)(ii) and 1.1502-33(d)(3) of the Regulations.

13. Interest. In connection with any amounts due and payable under this Agreement, interest shall be calculated based upon the same principles and rates applied by the IRS to the Group tax liability or Group refund.

14. Priority of Agreement. As between the parties, the provisions of this Agreement shall fix the liability of each to the other as to the matters provided for herein even if payments made pursuant hereto are treated as capital contributions or distributions for federal income tax purposes.

15. Duration. This Agreement shall remain in effect for each Consolidated Return Year, unless terminated in writing with respect to any of TIAA, Board of Overseers and any Consolidated Subsidiary (each a “Terminating Party”), by agreement of each of TIAA, Board of Overseers and each Consolidated Subsidiary (“Termination”). Notwithstanding such Termination, the provisions of this Agreement will remain in effect, with respect to any period of time that is during the tax year in which such Termination occurs and for which the income of the Terminating Party must be included in the Consolidated Return, and with respect to any subsequent adjustment to the tax liability of the Group for any Consolidated Return Year ending before or including the date of such Termination. Notwithstanding such Termination, all material including, but not limited to, returns, supporting schedules, workpapers, correspondence and other documents relating to the Consolidated Return shall be made available to any of TIAA, Board of Overseers and any Subsidiary during regular business hours. Following such Termination, TIAA and each Consolidated Subsidiary shall remain entitled to receive and obligated to pay any amount subsequently determined to be owing hereunder with respect to those years or parts thereof.

16. Expenses. TIAA shall be authorized to retain accountants and attorneys for the purpose of preparing any of the returns or claims provided for herein or for the purpose of pursuing any controversies with the IRS. Each Subsidiary agrees to pay the costs reasonably allocated to it, at TIAA’s discretion, of employing such attorneys and accountants (including associated court costs).

17. Controlling Law. This Agreement is made under the laws of the State of New York.

TIAA BOARD OF OVERSEERS
E.I.N. 13-6110585
730 Third Avenue, 485/15
New York, NY 10017

By	/s/ Richard L. Gibbs

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
E.I.N. 13-1624203
730 Third Avenue, 485/15
New York, NY 10017

By	/s/ Roger A. Vellekamp

{Signature lines for each Subsidiary Listed on Schedule A}

Schedule A

SUBSIDIARY:	TIAA-CREF Life Insurance Company
E.I.N. 13-3917848
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	TIAA-CREF Enterprises
E.I.N. 13-3905273
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	AIC Properties, Inc.
E.I.N. 13-3531111
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	B T Properties, Inc.
E.I.N. 13-3950159
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	Chesapeake Investors, Inc.
E.I.N. 52-1605210
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	Country Commons Doylestown Trust
E.I.N. 13-3793151
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	Country Commons Joint Venture Trust
E.I.N. 13-3652523
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	DAN Properties, Inc.
E.I.N. 13-3458576
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	Florida Teachers Properties, Inc.
E.I.N. 13-3611928
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	HRIL, Inc.
E.I.N. 52-1381557
10275 Little Patuxent Parkway
Columbia, MD 21044

By /s/ Mark Serlen

SUBSIDIARY:	Hunt Valley Title Holding Company
E.I.N. 52-1444422
10275 Little Patuxent Parkway
Columbia, MD 21044

By /s/ Mark Serlen

SUBSIDIARY:	Illinois Teachers Properties, Inc.
E.I.N. 13-3537616
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	JV California Two, Inc.
E.I.N. 13-3550054
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	JV California Three, Inc.
E.I.N. 13-3555027
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	JV Florida One, Inc.
E.I.N. 13-3557420
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	JV Florida Four, Inc.
E.I.N. 13-3674782
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	JV Georgia One, Inc.
E.I.N. 13-3539573
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	JV Indiana Three, Inc.
E.I.N. 13-3569375
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	JV North Carolina One, Inc.
E.I.N. 13-3648682
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	JV Virginia One, Inc.
E.I.N. 13-3524223
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	JV Virginia Two, Inc.
E.I.N. 13-3524226
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	JV Virginia Three, Inc.
E.I.N. 13-3565398
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	JWL Properties, Inc.
E.I.N. 13-3371278
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	Liberty Place Retail, Inc.
E.I.N. 13-3445847
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	Macallister Holdings, Inc.
E.I.N. 13-3674271
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	Mass. Norwood Prop. Inc.
E.I.N. 13-3692465
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	McCormick Realty Services, Inc.
E.I.N. 13-1397559
10275 Little Patuxent Parkway
Columbia, MD 21044

By /s/ Mark Serlen

SUBSIDIARY:	Minnesota Teachers Realty Corp.
E.I.N. 13-6110583
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	MN Properties, Inc.
E.I.N. 13-3453083
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	MOA Enterprises, Inc.
E.I.N. 13-3556099
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	MRC Properties, Inc.
E.I.N. 85-0271198
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	ND Properties, Inc.
E.I.N. 11-3034756
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	Regency-Huntington, Inc.
E.I.N. 52-1417095
10275 Little Patuxent Parkway
Columbia, MD 21044

By /s/ Mark Serlen

SUBSIDIARY:	Reserve Management, Inc.
E.I.N. 13-2943472
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	Rouse-Teachers Finance, Inc.
E.I.N. 52-1991707
10275 Little Patuxent Parkway
Columbia, MD 21044

By /s/ Mark Serlen

SUBSIDIARY:	Rouse-Teachers Properties, Inc.
E.I.N. 52-0613247
10275 Little Patuxent Parkway
Columbia, MD 21044

By /s/ Mark Serlen

SUBSIDIARY:	Savannah Teachers Properties, Inc.
E.I.N. 13-3611539
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	TCT Holdings, Inc.
E.I.N. 13-3986052
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	Teachers Advisors, Inc.
E.I.N. 13-3760073
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	Teachers Boca Properties II, Inc.
E.I.N. 13-3987267
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	Teachers Pennsylvania Realty, Inc.
E.I.N. 13-3648683
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	Teachers Personal Investors Service, Inc.
E.I.N. 13-3752992
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	Teachers Properties, Inc.
E.I.N. 13-3498508
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	Teachers REA, Inc.
E.I.N. 13-3898414
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	Teachers REA II Inc.
E.I.N. 13-3982052
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	Teachers Realty Corp.
E.I.N. 13-6110584
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	Tethys Slu, Inc.
E.I.N. 13-3859451
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	TIAA-CREF Individual & Institutional Services, Inc.
E.I.N. 13-3586143
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	TIAA Fund Equities, Inc.
E.I.N. 13-3952578
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	T-Investment Properties Corp.
E.I.N. 13-3550737
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	T-Land Corp.
E.I.N. 13-3550743
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	T-Las Colinas Towers Corp.
E.I.N. 13-3650427
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	TPI Housing, Inc.
E.I.N. 13-3734578
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	TRI Properties, Inc.
E.I.N. 13-3611928
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	730 Cal Hotel Properties II, Inc.
E.I.N. 13-1654079
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	730 Georgia Hotel Properties I, Inc.
E.I.N. 13-3761993
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	730 Mass. Holding I, Inc.
E.I.N. 13-3707222
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	730 Mass. Hotel Properties I, Inc.
E.I.N. 13-3707224
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	730 Minn. Holding I, Inc.
E.I.N. 13-3643441
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	730 Minn. Hotel Properties I, Inc.
E.I.N. 13-3632824
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	730 Mo. Hotel Properties I, Inc.
E.I.N. 13-3759605
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	730 Penn. Hotel Properties I, Inc.
E.I.N. 13-3852511
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	730 Properties, Inc.
E.I.N. 13-3579028
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	Rouse-Teachers Holding Company
E.I.N. 52-2131137
10275 Little Patuxent Parkway
Columbia, MD 21044

By /s/ Mark Serlen

SUBSIDIARY:	Rouse-Teachers Land Holdings, Inc.
E.I.N. 52-2131118
10275 Little Patuxent Parkway
Columbia, MD 21044

By /s/ Mark Serlen

SUBSIDIARY:	TIAA-CREF Financial Advisors, Inc.
E.I.N. Applied For
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	TIAA-CREF Tuition Financing, Inc.
E.I.N. 13-4026557
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	TIAA-CREF Trust Company, FSB
E.I.N. 43-1814494
211 North Broadway
St. Louis, MO 63102

By /s/ Mark Serlen

SUBSIDIARY:	T114 Properties, Inc.
E.I.N. 13-4026558
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	ETC Repackaging, Inc.
E.I.N. 13-4026559
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen

SUBSIDIARY:	New Jersey Teachers Properties, Inc.
Changed is name to TIAA Realty, Inc.
E.I.N. 13-3735020
730 Third Avenue, 485/15
New York, NY 10017

By /s/ Mark Serlen